      As filed with the Securities and Exchange Commission on June 4, 2002
                              Registration No. 333-
           ==========================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              ROBBINS & MYERS, INC.
             (Exact Name Of Registrant As Specified In Its Charter)
                              ---------------------

              OHIO                                           31-4242200
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                             Identification No.)

                              1400 KETTERING TOWER
                               DAYTON, OHIO 45423
                                 (937) 222-2610
               (Address, including zip code, and telephone number,
                      including area code, of Registrant's
                          principal executive offices)

                                ----------------

                                 KEVIN J. BROWN
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                              ROBBINS & MYERS, INC.
                              1400 KETTERING TOWER
                               DAYTON, OHIO 45423
                                 (937) 222-2610
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------

Copies of all communications, including communications sent to agent for service, should be sent to:


   JOSEPH M. RIGOT, ESQ.                          JOSEPH H. GREENBERG, ESQ.
   THOMPSON HINE LLP                              GARDNER, CARTON & DOUGLAS
   2000 COURTHOUSE PLAZA, N.E.                    321 N. CLARK STREET
   10 WEST SECOND STREET                          SUITE 3400
   DAYTON, OHIO  45402                            CHICAGO, ILLINOIS 60610
   (937) 443-6586                                 (312) 245-8739


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-87546

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
  Title of Each Class of       Amount to be         Proposed Maximum        Proposed Maximum Aggregate   Amount of Registration
     Securities to be         Registered(1)     Offering Price per Share          Offering Price                   Fee
        Registered
---------------------------------------------------------------------------------------------------------------------------------
      Common shares,
       no par value              552,000                 $23.75                    $13,110,000                   $1,207
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes 72,000 shares that the underwriters may purchase from the registrant to cover over-allotments, if any.

            =========================================================

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both promulgated under the Securities Act of 1933, as amended. The contents of Registration Statement No. 333-87546, including any prospectuses and prospectus supplements filed pursuant thereto in accordance with Rule 424 promulgated under such Act, are hereby incorporated by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton, State of Ohio, on the 4th day of June, 2002.

                            ROBBINS & MYERS, INC.



                            By  /s/ Gerald L. Connelly
                              -------------------------------------------------
                                 Name: Gerald L. Connelly
                                 Title: President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                      TITLE

 /s/ Gerald L. Connelly                        President and Chief Executive     June 4 2002
---------------------------------------        Officer and a Director (Principal
Gerald L. Connelly                             Executive Officer)

 /s/ Kevin J. Brown                            Vice President and Chief          June 4, 2002
---------------------------------------        Financial Officer (Principal
Kevin J. Brown                                 Financial Officer)


 /s/ Thomas J. Schockman                       Corporate Controller (Principal   June 4, 2002
---------------------------------------        Accounting Officer)
Thomas J. Schockman


                   *                           Chairman of the Board             June 4, 2002
---------------------------------------
Maynard H. Murch IV


                   *                           Director                          June 4, 2002
---------------------------------------
Robert J. Kegerreis

                   *                     Director             June 4, 2002
--------------------------------------

Thomas P. Loftis


                   *                     Director             June 4, 2002
--------------------------------------
William D. Manning


                   *                     Director             June 4, 2002
--------------------------------------
Jerome F. Tatar


                   *                     Director             June 4, 2002
--------------------------------------
John N. Taylor, Jr.

* The undersigned, by signing his name hereto, does hereby execute this registration statement on behalf of the directors of the registrant indicated above by asterisks, pursuant to powers of attorney duly executed by such directors and filed with the Securities and Exchange Commission.


                                             /s/ Gerald L. Connelly
                                            ---------------------------------
                                            Gerald L. Connelly
                                            Attorney-In-Fact
                                            June 4, 2002

                                INDEX TO EXHIBITS

Exhibit
Number           Description of Exhibit
------           ----------------------

5.1              Opinion of Thompson Hine LLP

23.1             Consent of  Ernst & Young LLP

23.2 Consent of Thompson Hine LLP (contained in its opinion filed as Exhibit 5.1)

24.1 Powers of Attorney (included on the signature page to the Registrant's Registration Statement on Form S-3 (Reg No. 333-87546) and incorporated herein by reference).